Exhibit 99.48

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-G

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 7/15/2005


Blended Coupon 5.8724%


Excess Protection Level
3 Month Average   4.92%
February, 2001   7.40%
January, 2001   7.12%
December, 2000   0.25%


Cash Yield19.50%


Investor Charge Offs 4.62%


Base Rate 7.48%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,724,177,938.56